UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2024

Gritstone bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38663	47-4859534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5959 Horton Street, Suite 300
Emeryville, California	94608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 510 871-6100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GRTS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 17, 2024, Gritstone bio, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). Only stockholders of record at the close of business on April 22, 2024, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 107,130,799 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 61,126,864 shares of the Company’s common stock were voted in person or by proxy for the four proposals set forth below, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2024 (the “Proxy Statement”).

Proposal No. 1 – Election of Directors

The Company’s stockholders elected the Class III director nominees below to the Company’s Board of Directors (the “Board”) to hold office until the 2027 Annual Meeting of Stockholders or until their successors are elected.

Class III Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Elaine Jones, Ph.D.	35,747,618	921,821	24,457,425
Clare Fisher	29,466,318	7,203,121	24,457,425

Proposal No. 2 – Ratification of Selection of Independent Registered Accounting Firm

The Company’s stockholders ratified the selection, by the Audit Committee of the Board, of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,234,183	606,524	286,157	—

Proposal No. 3 – Advisory Vote to Approve the Compensation of our Named Executive Officers

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,983,992	9,372,349	313,098	24,457,425

Proposal No. 4 – Advisory Vote on the Preferred Frequency of Stockholder Advisory Votes to Approve the Compensation of our Named Executive Officers

The Company’s stockholders indicated, on a non-binding advisory basis, their preference regarding the frequency of future advisory votes to approve the compensation of the Company’s named executive officers. The votes were casted as follows:

Every One Year	Every Two Years	Every Three Years	Abstained
35,461,738	160,604	586,463	460,634

Pursuant to the foregoing non-binding advisory votes, the stockholders approved the frequency for future advisory votes on compensation paid by the Company to its named executive officers of every one year. Consistent with the recommendation of the Company’s Board of Directors and the outcome of the stockholder vote regarding this proposal, the Company’s Board of Directors determined to hold an advisory vote once every year to approve the compensation paid by the Company to its named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Gritstone bio, Inc.

Date: June 24, 2024	By:	/s/ Andrew Allen
Andrew Allen President and Chief Executive Officer